Exhibit 10.6
Incentive Acceptance Form
Fiscal 2009
October 1, 2008 — September 30, 2009
This Incentive Acceptance Form is part of and governed by the SoftBrands Incentive Compensation Plan for Non-Sales and Sales Management Personnel and is entered into by the SoftBrands’ company and the Participant identified below (collectively “the Parties”). All of the capitalized terms not otherwise defined in this Incentive Acceptance Form have the same respective meanings as contained in the Plan.

NAME:	Randy Tofteland
POSITION:	Chief Executive Officer
DIVISION:	Corporate
REGION:	Global
EFFECTIVE DATE:	October 1, 2008

Performance Incentive Compensation	$285,000
The performance incentive compensation will be calculated as follows:
•	75% of the Performance Incentive Compensation ($214,000) will be based on the attainment of the budgeted EBITDA goals for SoftBrands Inc.

A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual EBITDA metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.

Threshold for EBITDA — SoftBrands must achieve a minimum of of the annual EBITDA target to be eligible for this portion of your incentive compensation. If SoftBrands achieves of the EBITDA target, you will be eligible for 50% of this portion of your annual incentive compensation. For each $40,000 achieved above EBITDA, you will earn an additional $2,140 of your annual incentive compensation.

•	25% of the Performance Incentive Compensation ($71,000) will be based on SoftBrands achieving the annual free cash flow target of $ (the calculation being Net Cash Provided by or used in Operation less preferred shareholders dividends and less capital expenditures. All of these items will be determined from the public filing of the10K for the year ended September 30, 2009). If dividends are not paid in cash but are paid in equity or other non-cash forms, then those non-cash dividend payments will be added to the $ to determine the new annual free cash flow target. Payment for the earned portion of this component of your incentive compensation plan will be payable at the conclusion of the fiscal year-end audit.
Notwithstanding anything to the contrary in this Incentive Acceptance Form or the Plan, if the Company fails to meet its Financial Covenants for the Current ICP Fiscal Year, then the Company may in its sole discretion, choose to reduce or not pay the Earned Incentive Compensation to Participant.
Employees with incentive compensation plans are ineligible to participate in the SoftBrands profit sharing plan.
Should you resign your employment or be terminated for cause, you will no longer be eligible to receive Earned Incentive Compensation under this Plan.
Compensation plans are reviewed on an as needed basis and are subject to change.
SO AGREED:

For: SoftBrands

(Participant Signature)	(Authorized Signature)

(Printed Name)	(Printed Name)

(Date)	(Title)

(Date)

Incentive Acceptance Form
Fiscal 2009
October 1, 2008 — September 30, 2009
This Incentive Acceptance Form is part of and governed by the SoftBrands Incentive Compensation Plan for Non-Sales and Sales Management Personnel and is entered into by the SoftBrands’ company and the Participant identified below (collectively “the Parties”). All of the capitalized terms not otherwise defined in this Incentive Acceptance Form have the same respective meanings as contained in the Plan.

NAME:	Gregg Waldon
POSITION:	Chief Financial Officer
DIVISION:	Corporate
REGION:	Global
EFFECTIVE DATE:	October 1, 2008

Performance Incentive Compensation	$110,000
The performance incentive compensation will be calculated as follows:
•	50% of the Performance Incentive Compensation ($55,000) will be based on the attainment of the budgeted EBITDA goals for SoftBrands Inc,

A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual EBITDA metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.

Threshold for EBITDA —SoftBrands must achieve a minimum of of the annual EBITDA target to be eligible for this portion of your incentive compensation. If SoftBrands achieves of the EBITDA target, you will be eligible for 50% of this portion of your annual incentive compensation. For achievement of each 40,000 above the minimum threshold of $ EBITDA, you will receive an additional $550 of your annual incentive compensation.

•	50% of the Performance Incentive Compensation ($55,000) will be based on SoftBrands achieving the annual free cash flow target of $ (the calculation being Net Cash Provided by or used in Operation less preferred shareholders dividends and less capital expenditures. All of these items will be determined from the public filing of the 10K for the year ended September 30, 2009). If dividends are not paid in cash but are paid in equity or other non-cash forms, then those non-cash dividend payments will be added to the $ to determine the new annual free cash flow target. Payment for the earned portion of this component of your incentive compensation plan will be payable at the conclusion of the fiscal year-end audit.
Notwithstanding anything to the contrary in this Incentive Acceptance Form or the Plan, if the Company fails to meet its Financial Covenants for the Current ICP Fiscal Year, then the Company may in its sole discretion, choose to reduce or not pay the Earned Incentive Compensation to Participant .
Employees with incentive compensation plans are ineligible to participate in the SoftBrands profit sharing plan.
Should you resign your employment or be terminated for cause, you will no longer be eligible to receive Earned Incentive Compensation under this Plan.
Compensation plans are reviewed on an as needed basis and are subject to change.
SO AGREED:

For: SoftBrands

(Participant Signature)	(Authorized Signature)

(Printed Name)	(Printed Name)

(Date)	(Title)

(Date)

Incentive Acceptance Form
Fiscal 2009
October 1, 2008 — September 30, 2009
This Incentive Acceptance Form is part of and governed by the SoftBrands Incentive Compensation Plan for Non-Sales and Sales Management Personnel and is entered into by the SoftBrands’ company and the Participant identified below (collectively “the Parties”), and is effective only if signed by the SoftBrands’ Vice President of Human Resources. All of the capitalized terms not otherwise defined in this Incentive Acceptance Form have the same respective meanings as contained in the Plan.

NAME:	Jo — Ann Masters
POSITION:	SVP of Hospitality
DIVISION:	Hospitality
REGION:	Global
EFFECTIVE DATE:	October 1, 2008

Performance Incentive Compensation	$100,000
The performance incentive compensation will be calculated as follows:
•	75% of the Performance Incentive Compensation ($75,000) will be based on the attainment of the gross margin goals of $ and revenue of $ for the Hospitality Division of SoftBrands.

A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual operating income metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.

Threshold for Gross Margin Goal —The Hospitality Division must achieve a minimum of 90% its annual revenue goal to be eligible for your incentive compensation. If the Hospitality Division achieves the revenue threshold and 90% of its gross margin goal, you will be eligible for 50% of your annual incentive compensation. For achievement of each 1% above 90% attainment of the gross margin goal, you will receive an additional 5% of your annual incentive compensation to a maximum of 100% of your annual performance incentive compensation. For each 1% above 100% of the annual target you will receive an additional 2% of your annual performance incentive target (for this component of your plan) to a maximum of 125%.

•	25% of the Performance Incentive Compensation ($25,000) will be based on SoftBrands achieving the annual free cash flow target of $ (the calculation being Net Cash Provided by or used in Operation less preferred shareholders dividends and less capital expenditures. All of these items will be determined from the public filing of the10K for the year ended September 30, 2009). If dividends are not paid in cash but are paid in equity or other non-cash forms, then those non-cash dividend payments will be added to the $ to determine the new annual free cash flow target. Payment for the earned portion of this component of your incentive compensation plan will be payable at the conclusion of the fiscal year-end audit.
Notwithstanding anything to the contrary in this Incentive Acceptance Form or the Plan, if the Company fails to meet its Financial Covenants for the Current ICP Fiscal Year, then the Company may in its sole discretion, choose to reduce or not pay the Earned Incentive Compensation to Participant.
Employees with incentive compensation plans are ineligible to participate in the SoftBrands profit sharing plan.
Should you resign your employment or be terminated for cause, you will no longer be eligible to receive Earned Incentive Compensation under this Plan.
Compensation plans are reviewed on an as needed basis and are subject to change.
SO AGREED:

For: SoftBrands

(Participant Signature)	(Authorized Signature)

(Printed Name)	(Printed Name)

(Date)	(Title)

(Date)